Exhibit 10.8

Rand Refinery Limited Confirmation
of Depository Status for Purchase of Gold
dated May 25, 2006

rand refinery limited

Reg. No 1920/006598/06

P.O. Box 565, Germiston, 1400

Refinery Rd, Industries West

Germiston, 1401

Telephone: (+27)(11) 418-9000

Telefax: (+27)(11) 418-9231

www.randrefinery.com

MAKONJWAAN IMPERIAL MINING COMPANY (PTY) LIMITED

P.O. Box 820	. Nelspruit

1200

Fax No.:	(013) 752 6978

25 May 2006

ATTENTION:	Mr. Derrick Short

Dear Mr. Short,

CONFIRMATION OF DEPOSITOR STATUS: MAKONJWAAN IMPERIAL MINING COMPANY (PTY) LIMITED

As requested Rand Refinery confirms that Makonjwaan imperial Mining Company (Pty) Ltd. Is currently a depositor at Rand Refinery depositing on our standard nonmember terms.

Yours sincerely,

/S/

ALAN MUIR

MANAGING DIRECTOR